Exhibit 10.17

BOULDER SPECIALTY BRANDS, INC.

6106 Sunrise Ranch Drive

Longmont, Colorado 80503

June 22, 2005

Hughes Consulting, Inc.

6106 Sunrise Ranch Drive

Longmont, Colorado 80503

Jeltex Holdings, LLC

10700 East Geddes Avenue, Suite 180

Centennial, Colorado 80112

Gentlemen:

This letter will confirm the agreement by and among Boulder Specialty Brands, Inc., a Delaware corporation (the “Company”), Hughes Consulting, Inc. (“HCI”) and Jeltex Holdings, LLC (“JHL”; HCI and JHL are hereinafter collectively referred to as the “Management Companies”) that, commencing on the effective date (“Effective Date”) of the initial public offering (“IPO”) of the Company’s securities and continuing until the earlier of (i) the consummation by the Company of a “Business Combination,” or (ii) the Company’s liquidation as described in the Company’s definitive prospectus relating to the IPO (hereinafter, the earlier of such dates is referred to as the “Termination Date”), the Management Companies shall jointly make available to the Company certain office space, administrative services and secretarial services as may be required by the Company from time to time, at HCI’s primary offices situated at 6106 Sunrise Ranch Drive, Longmont, Colorado 80503, and at the offices of JHL at 10700 East Geddes Avenue, Suite 180, Centennial, Colorado 80112, or at such successor facilities as shall be suitable to meet the Company’s needs and as the Management Companies may elect to provide in lieu of the foregoing offices. In exchange therefore, the Company shall pay the Management Companies a combined sum of $10,000 per month on the Effective Date and continuing monthly thereafter until the Termination Date.

Very truly yours,

BOULDER SPECIALTY BRANDS, INC.

By:	/s/ James E. Lewis
Name:	James E. Lewis
Title:	Vice Chairman

AGREED TO AND ACCEPTED BY:

HUGHES CONSULTING, INC.

By:	/s/ Stephen B. Hughes
Name: Stephen B. Hughes
Title: Chief Executive Officer

JELTEX HOLDINGS, LLC

By:	/s/ James E. Lewis
Name: James E. Lewis
Title: Chief Executive Officer

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